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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2000


                            THE CHASE MANHATTAN BANK
                      ------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
             -------------------------------------------------------
                      (Issuer with respect to Certificates)

         New York                                33-93570                            13-4994650
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction              (Commission File Number)                 (IRS Employer
of incorporation)                                                                Identification No.)

    270 Park Avenue, New York, New York                                10017
    --------------------------------------------------------        ------------
    (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000




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Item 5.  Other Events:


     Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

     On September 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits        Description
            ----------      ---------------

              20.1 Monthly Statement to Certificateholders with respect to the September 15, 2000 distribution.





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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 27, 2000

                                        The Chase Manhattan Bank,
                                        as Servicer

                                        By: Chase Manhattan Mortgage Corporation


                                         By: /s/ Richard P. Dargan
                                         ----------------------------
                                         Name: Richard P. Dargan
                                         Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                        Description
-----------                        -----------------
20.1                               Statement to Certificateholders dated
                                   September 15, 2000 delivered pursuant to
                                   Section 5.03 of the Pooling and Servicing
                                   Agreement dated as of September 1, 1995.